                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY

        Each of the undersigned officers and directors of Calavo Growers, Inc. (the "Company") hereby constitutes and appoints Lecil E. Cole and Wolfgang Hombrecher, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-1 (the "Registration Statement") to be filed by the Company with the Securities and Exchange Commission (the "Commission") in connection with the registration under the Securities Act of 1933 of shares of the Company's common stock and rights to purchase such stock, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same and all exhibits thereto and other documents in connection therewith, with the Commission and other appropriate governmental authorities, and hereby grants unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts and by facsimile or original signature, all of which shall together constitute one instrument.

        IN WITNESS WHEREOF, the following persons have duly executed this Power of Attorney on July 16, 2002.

              Signature                                                Title


          /s/ Lecil E. Cole                         Chairman of the Board of Directors, Chief
------------------------------------                Executive Officer and President (Principal
            Lecil E. Cole                                      Executive Officer)



       /s/ Wolfgang Hombrecher                        Vice President, Finance and Corporate
------------------------------------              Secretary (Principal Financial and Accounting
         Wolfgang Hombrecher                                        Officer)



       /s/ Fred J. Ferrazzano
------------------------------------                                 Director
         Fred J. Ferrazzano



          /s/ John M. Hunt
------------------------------------                                 Director
            John M. Hunt



          /s/ Roy V. Keenan
------------------------------------                                 Director
            Roy V. Keenan



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

         /s/ J. Link Leavens
------------------------------------                                 Director
           J. Link Leavens



       /s/ Dorcas H. McFarlane
------------------------------------                                 Director
         Dorcas H. McFarlane



        /s/ Donald M. Sanders
------------------------------------                                 Director
          Donald M. Sanders



         /s/ Edward P. Smith
------------------------------------                                 Director
           Edward P. Smith



         /s/ Alva V. Snider
------------------------------------                                 Director
           Alva V. Snider



        /s/ Scott Van Der Kar
------------------------------------                                 Director
          Scott Van Der Kar



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